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                       Securities and Exchange Commission
                             Washington, D.C. 20549
                         ------------------------------

                                    FORM 8-K
                         -------------------------------

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


       Date of Report (Date of earliest event reported): December 19, 2000

                                  B.H.I.T. INC.
                                  -------------
             (Exact name of registrant as specified in its charter)


           Delaware                      1-9043              36-3361229
         ------------                    ------              ----------
       (State or Other         Commission File Number  IRS Identification Number
Jurisdiction of Incorporation)

                 875 Avenue of the Americas, New York, NY 10001
               --------------------------------------------------
               (Address of Principal Executive Offices) (zip code)

       Registrant's telephone number, including area code: (212) 736-7880

Item 4.  Changes in Registrant's Certifying Accountant.

         Effective December 19, 2000, B.H.I.T. Inc. (the "Company") dismissed the accounting firm of Ernst & Young LLP ("E&Y"), 1211 Avenue of the Americas, New York, New York 10036, as the Company's independent accountants. Concurrent with the termination of E&Y, the Company invited Grant Thornton LLP ("Grant Thornton"), 1228 Euclid Avenue Suite 800, Cleveland, Ohio 44115, to act as its auditors for the fiscal year ending December 31, 2000. Grant Thornton has accepted the engagement as the Company's auditors. The decision to change accountants was approved by the Company's Board of Directors.

         The reports of E&Y on the financial statements of the Company for the fiscal years ended December 31, 1999 and 1998 did not contain an adverse opinion or a disclaimer of opinion and were not qualified or modified as to uncertainty, audit scope, or accounting principles. In connection with the audits of the Company's financial statements for the Company's years ended December 31, 1999 and 1998, there were no disagreements with E&Y on any matters of accounting principles or practices, financial statement disclosure or auditing scope or procedure, which disagreements, if not resolved to the satisfaction of E&Y, would have caused E&Y to make a reference to the matter of the disagreements in connection with its reports in the financial statements for such years. In addition, there were no "Reportable Events" as that term is defined in Subsection (a) (1) (v) of Rule 304 of Regulation S-K.





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         The Company provided E&Y with a copy of the disclosures contained herein, and requested that E&Y furnish the Company with a letter addressed to the SEC stating whether E&Y agrees with the statements made by the Company hereinabove and, if not, stating the respects in which it does not agree. A copy of the letter of E&Y is filed as an exhibit to this Form 8-K.

         The Company did not consult with Grant Thornton during the fiscal years ended December 31, 1998 and December 31, 1999, and the interim period from January 1, 2000 through December 19, 2000, regarding: (i) the application of accounting principles to a specified transaction, either completed or proposed;
(ii) the type of audit opinion that might be rendered on the Company's financial statements; or (iii) any matter that was the subject of a disagreement with the Company's former accountant or reportable event (as contemplated by Item 304 of Regulation S-K).

         The Company provided Grant Thornton a copy of the disclosures herein and requested that Grant Thornton review the same prior to delivery and filing hereof with the SEC. The Company has given Grant Thornton the opportunity to furnish the Company with a letter addressed to the SEC containing any new information, clarification or statement as to whether it agrees with statements made by the Company.

Item 7.  Financial Statements, Pro Forma Financial Information and Exhibits.

(c)      Exhibits.

         16.1. Letter from Ernst & Young LLP to the Securities and Exchange Commission, dated December 19, 2000.

                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                                              B.H.I.T. Inc.
                                                              (Registrant)


Date:  December 19, 2000                            By:  /s/ Morton Kalb
                                                         -----------------------
                                                         Morton Kalb
                                                         Vice President and
                                                         Chief Financial Officer



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                                  EXHIBIT INDEX

Exhibit No.                           Description
-----------                           -----------
16.1                                  Letter from Ernst & Young LLP, dated
                                      December 19, 2000, to the Securities and
                                      Exchange Commission.